Annual Report

                                              BLUE CHIP
                                              GROWTH
                                              FUND -
                                              ADVISOR CLASS

                                              DECEMBER 31, 2000

[LOGO]
T. ROWE PRICE

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

Blue Chip Growth Fund - Advisor Class

o Technology stocks led virtually all market indices into negative territory for 2000, but value stocks roared back into favor.

o The fund's Advisor Class shares recorded a negative return since inception (March 31, 2000), but were hurt less severely than the S&P 500 Stock Index and our average competitor fund.

o Substantial exposure to better-performing sectors such as financials, health care, and energy helped cushion fund performance.

o Although technology holdings dragged returns lower, we continued to selectively purchase stocks in this dynamic sector.

o Despite the slowing economy and some stock valuations that remain extended, we believe fundamentals support a positive outlook for stocks.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

Equity markets corrected significantly in the second half of 2000 after relatively flat first-half performance. The confluence of the Federal Reserve's six interest rate increases, a sharp rise in energy costs, and a prolonged dispute over the presidential election seemed to derail investor confidence, stock market performance, and ultimately economic growth. However, performance in various market sectors was mixed. Value stocks outperformed growth stocks by a wide margin, and technology stocks were mauled in the fourth quarter.

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
                                                                 Since Inception
Periods Ended 12/31/00                                 6 Months        (3/31/00)
--------------------------------------------------------------------------------
Blue Chip Growth Fund -
Advisor Class                                            -8.69%           -8.15%
--------------------------------------------------------------------------------
S&P 500 Stock Index                                      -8.72           -11.15
--------------------------------------------------------------------------------
Lipper Large-Cap Core
Funds Average                                            -9.96           -12.57
--------------------------------------------------------------------------------

Although the fund's Advisor Class was down for the nine months since inception, it gained ground on the S&P 500 in the second quarter of 2000 and essentially held that lead in the difficult second half to end the year ahead of the index. Results were also better than those for the average competitor fund, as reported by Lipper Inc. It is worth noting that this was achieved despite our prudent effort to add selectively to technology and other out-of-favor sectors where we deem the risk/return trade-off to be attractive over the intermediate and long term. Of course, averaging into declining stocks represents a drag on short-term results, but is often a necessary element of successful long-term investing. Many of this year's big winners (financials, HMOs) were systematically purchased when they were very much out of favor.

YEAR-END DISTRIBUTIONS

Your Board of Directors declared a short-term capital gain of $0.07 per share and a long-term capital gain of $1.55 per share payable on December 14 to shareholders of record on December 12, 2000. You should have received your check or statement reflecting them as well as form 1099-DIV summarizing this information for 2000 tax purposes.


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

MARKET ENVIRONMENT

Technology and Internet stocks return to earth

Considering the substantial returns of the S&P 500 in the last several years, we were not surprised to see a meaningful correction. In particular, the technology and telecommunications sectors of the market had enjoyed an unprecedented boom that continued into early 2000, driving the Nasdaq market to record levels. Concurrently, investors had come to believe that a technology-led New Economy could allow superior growth with modest inflation. While we continue to share some of that optimism, we noted in previous letters that there were plenty of concerns for investors, some of which remain.

Specifically, we were quite concerned about stock valuations, particularly those of Internet-based companies with poor business models and no earnings. The sharp escalation in energy prices was also troubling in that it can contribute to inflation and also dampen consumer buying power. We were also disturbed by the relatively high level of real interest rates (and a slowing economy) and the Fed's understandable caution in lowering rates given low levels of unemployment. The deadlocked presidential election was also vexing as the resulting uncertainty lasted for over a month and highlighted the potential for rancor in the political process going forward.

--------------------------------------------------------------------------------
WHILE THE VALUATIONS OF MANY STOCKS REMAIN ELEVATED, MANY ARE ATTRACTIVELY
PRICED.
--------------------------------------------------------------------------------

Valuations are more reasonable

Fortunately, solutions to some of these challenges are starting to develop. The stocks of many marginal Internet companies have been crushed, and the Nasdaq has endured the worst year in its history. While the valuations of many stocks (including some technology issues) remain elevated, many are attractively priced. Energy prices, particularly of natural gas, continue to cut into consumer purchasing power. However, crude oil and gasoline prices have begun to moderate. Real interest rates and their dampening effect on the economy remain a concern, but the Fed's recent half-point cut in short-term rates and a substantial drop in bond yields represent positive changes for the economy and investors. Finally, the presidential election has been resolved, and President Bush appears to be making substantial efforts to unite the country and establish an administration that can govern effectively.


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Several positives have also emerged from a longer-term perspective. In last year's report we noted the risk that a normal correction of unprofitable or speculative issues could lead to a more devastating correction in technology stocks and ultimately the entire market. We have had a correction of this type, yet the overall market has behaved reasonably well. A more complex issue is the effect of the Internet on the business models of many established companies. Early in 2000, many stocks were punished because of a perceived vulnerability to the Internet. As the year progressed, investors began to realize that many established companies were adept at using the Internet as a marketing and distribution tool and as a powerful mechanism for improving efficiency. While it will take time to fully gauge the long-term benefits (and casualties) of the Internet's growth, we believe on balance it represents a powerful productivity enhancer.

Consequently, a slowing economy (but with the Fed now easing), a favorable inflation and interest rate outlook, and continuing improvements in productivity lead us to be cautiously optimistic. Of course, the outlook for corporate earnings is a key ingredient that is now more uncertain than we would like. We believe that the rules of investing have not changed: durable, sustainable earnings and cash flow growth drive investment values. Accordingly, we are paying special attention to earnings prospects in various sectors and their sensitivity to changes in the economy. We believe that corporate earnings at selected leading companies will meet or beat investor expectations.

PORTFOLIO REVIEW

Financial services and health care perform well

Your fund has more exposure to the financial services sector than the average growth fund, and these holdings performed particularly well in the second half of 2000. Freddie Mac, Citigroup, Providian Financial, Fannie Mae, Ace Limited, Mellon Financial, Bank of New York, State Street, Wells Fargo, Capital One Financial, American International Group, and Marsh & McLennan were each standouts. A slowing economy and the prospect for Federal Reserve rate cuts drove the broad-based performance of financial stocks. Many of these companies should continue to generate solid earnings gains in a moderately slowing economy. In fact, their earnings growth could be particularly strong relative to most companies.

Health care represented another area where the prospects for relative earnings growth appear quite good in a slowing economy. UnitedHealth


3
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Group was our top-performing stock in the second half and a solid performer for the entire year. The company has solid management and systems and a powerful focus on providing innovative solutions to customers. The operating performance, free cash flow generation, and strategic focus of the company (including discipline on acquisitions), has made it an outstanding holding for us for several years. Cigna and Wellpoint Health Networks are also very well-managed health care service providers, and both generated strong earnings growth and investment performance in the second half of 2000. Baxter International has shed several low-growth businesses and invested heavily in new recombinant technologies, which are helping to fuel solid double-digit earnings growth. Our old standbys in the pharmaceutical sector also generated solid gains in the second half and throughout the year. Pharmacia, Merck, and Schering-Plough were the primary contributors, but American Home Products and Johnson & Johnson also did very well. Applied Biosystems Group and Waters, makers of equipment and materials used by biotech and pharmaceutical companies in drug discovery and genomic research, were also solid performers in the second half.

Retailing was not a fertile area for investing, particularly in the back half of the year as investors became more concerned about economic growth. However, several defensive retailers turned in stellar performances. Longtime food retailing holdings Safeway and Kroger each generated solid returns. CVS, a leading drug retailer, shook off concerns about its integration of several acquisitions and produced improved cash flow and stock appreciation.

   [The following table was depicted as a pie chart in the printed material.]

SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------
Business Services and Transportation       11%
Capital Equipment and Porcess Industries    5%
Technology                                 18%
Consumer Services                          11%
Financial                                  24%
Energy and Utilities                        9%
Consumer Nondurables                       21%
Miscellaneous                               1%
--------------------------------------------------------------------------------

Your fund also held several data processing stocks that furnished meaningful gains. Automatic Data Processing has an enviable record of producing earnings growth spanning several decades. First Data, the leading processor of credit card transactions, has a less impressive record of consistent growth, but its recent results reflect


4
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higher-quality earnings growth and improved cash flow. Both were solid performers in the second half and full year.

Finally, several high-quality manufacturing stocks continued to produce solid gains for the fund. Tyco International, a diversified manufacturer of electronics and health care products and provider of security services, recovered from concerns raised about its accounting methods after a favorable review by the Securities and Exchange Commission. Longtime holding Danaher also continued to expand its offerings in process controls, tools, and electronics to generate powerful free cash flow.

Returns hurt by technology holdings

Considering the solid performers we have noted, it would be logical to ask why the fund's Advisor Class shares were down in the second half and since inception. Technology and telecommunications stocks were the culprit. While there were disappointments in media stocks and other sectors, the damage in technology was severe. In fact, all of the 10 largest losers and most of the 20 largest losers were in the tech and telecom segment. We limited our losses by selling stocks where we had fundamental concerns and, in total, we sustained much less damage than the average growth fund, which was down substantially for the period. However, we did redeploy some of the proceeds of sales into higher-conviction names such as Cisco Systems and EMC, which may have performed less poorly but still declined.

The top 10 losers in the second half of 2000 included Intel, Dell Computer, Microsoft, Cisco, Oracle, Corning, Applied Materials, WorldCom, Nortel Networks, and America Online. Frankly, losing money in these stocks disappointed us (and on some days disgusted us), but we have learned that it generally pays to weed out companies with disappointing fundamentals while continuing to add to higher-conviction names in the sector. In our view, now is a relatively good time to go against the crowd and buy select technology stocks, and that is what we are doing.

STRATEGY

Focus is on building core positions

Our investment strategy continues to focus on maintaining positions in core holdings as long as the fundamentals remain strong and the valuations are reasonable. Consequently, much of the substantial cash


5
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flow the fund has received continues to be invested opportunistically in existing holdings. For example, additions to Cisco, Microsoft, EMC, GE, Johnson & Johnson, Analog Devices, Philip Morris, Clear Channel Communications, and Disney were significant enough to be included in the 10 largest purchases list for the past six months.

However, we did establish one new position among the top 10 purchases. Juniper Networks is an emerging leader in high-level networking equipment with significant intellectual advantages in the software component of the high-level routers it makes. The company has garnered a leading position in the production of these routers, allowing it to become highly profitable and command a market capitalization of over $30 billion. Although Cisco will be a formidable competitor, both companies appear to be prospering in this growing area.

Changing situations drive sales

There were several notable sales in the second half of 2000. We eliminated Yahoo! at prices very substantially above current prices due to concern about its online advertising model. Although the company remains quite profitable, we believe America Online is a more balanced company with a better risk/return profile. AOL remains a meaningful holding. We reduced the position in Tyco International as the stock recovered from accounting concerns noted earlier. Eli Lilly was eliminated as we became aware that an unsuccessful Prozac patent defense would cause the company's growth to slow for well over a year. We deployed the proceeds in several other pharmaceutical stocks. WorldCom was eliminated because of significant and repeated earnings estimate reductions, and Nextel was sharply reduced because of concerns about wireless growth and profit margins. In a similar vein, we sold a substantial portion of our Firstar position because fundamental results were below what management had promised. We kept some of the position due to the attractive valuation, the strength of the franchise, and management's credible assertions that operating performance would improve.

In some cases we trimmed positions in stocks that had done very well, such as UnitedHealth Group, United Technologies, and Pfizer. Also, our modest reduction of the big overweighting in health care was partially driven by concerns that an election sweep by the Democrats could create a much more difficult regulatory environment for those stocks. (Some of the Pfizer position was restored after the election was resolved.)


6
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OUTLOOK

We continue to examine out-of-favor sectors

Having apparently achieved its goal of slowing the economy to a more sustainable growth rate compatible with low inflation, the Fed now acknowledges that economic risks support an easier monetary policy. However, it acted to reduce rates only recently in early January, and whether the economy will have a soft or hard landing is not yet known.

We are carefully evaluating the influence of the economic environment (including the Fed's action) on specific company holdings as we position the fund for 2001 and beyond. Our focus is on finding solid growth companies with above-average growth prospects. This, rather than economic predictions, is the area where we have some expertise and feel we can add the most value. For example, technology stocks have underperformed meaningfully in the last six months, but some still represent solid business models and growth stocks worth owning. If we can buy or hold them when others are selling due to broader macroeconomic concerns, this could add to performance over time. We noted in prior letters how the financials and pharmaceuticals fit this "out of favor" description that can often spell opportunity.

Aside from the slowing economy's effect on corporate earnings, the most serious challenge to continued stock gains may be that stocks continue to carry high valuations. Even some out-of-favor sectors in which we have been purchasing stocks are not cheap by absolute historical standards. However, we realize that sound investing must be driven by the outlook for the general investment environment, future company earnings, and careful selection of stocks at reasonable valuations. Considering these factors, we believe the outlook for U.S. stocks and your fund remains positive:

      o Inflation and interest rate data are very favorable. The slowing economy should help give the Fed the flexibility to lower rates without threatening this positive element of the investing environment.

      o Earnings growth continues to be very strong at many high-quality U.S. companies, and the valuations of selected companies are much more reasonable than just six months ago.

      o Top-notch, entrepreneurial management and sound business models at many of our holdings are major positives. Through


7
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            careful management of costs and proper incentives, many of these management teams have improved the competitiveness of their businesses and also the durability and predictability of earnings.

      o Many of our holdings generate significant amounts of free cash flow. Shareholder-oriented management can be trusted to use this cash to repurchase shares or make acquisitions in a manner that often enhances stock performance over time. This may prove to be particularly advantageous if a challenging environment causes stock weakness for these companies or potential acquisitions.

We believe we can enhance returns and lower risk over time by investing in "all season" companies that can generate growth in most economic or interest rate environments. We believe that corporate earnings at certain companies (including selected technology companies) may prove to be more favorable than many investors perceive. We are striving to opportunistically invest your hard-earned money in such companies at reasonable valuations.

As always, we seek out blue chip companies with leading market positions, seasoned management, and strong financial fundamentals as we continue to believe they will provide superior investment results. We appreciate your continued support in this endeavor.

Respectfully submitted,


/s/ Larry J. Puglia

Larry J. Puglia
President of the fund and chairman of its Investment Advisory Committee

January 17, 2001

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


8
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T. ROWE PRICE BLUE CHIP GROWTH FUND - ADVISOR CLASS
--------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                        12/31/00
--------------------------------------------------------------------------------

Pfizer                                                                      4.2%
--------------------------------------------------------------------------------
Citigroup                                                                   3.9
--------------------------------------------------------------------------------
Freddie Mac                                                                 3.5
--------------------------------------------------------------------------------
GE                                                                          3.1
--------------------------------------------------------------------------------
Cisco Systems                                                               2.5
--------------------------------------------------------------------------------

Fannie Mae                                                                  2.3
--------------------------------------------------------------------------------
Microsoft                                                                   1.8
--------------------------------------------------------------------------------
Safeway                                                                     1.8
--------------------------------------------------------------------------------
Exxon Mobil                                                                 1.7
--------------------------------------------------------------------------------
Mellon Financial                                                            1.5
--------------------------------------------------------------------------------

Oracle                                                                      1.5
--------------------------------------------------------------------------------
Baker Hughes                                                                1.5
--------------------------------------------------------------------------------
American Home Products                                                      1.5
--------------------------------------------------------------------------------
Bank of New York                                                            1.4
--------------------------------------------------------------------------------
UnitedHealth Group                                                          1.4
--------------------------------------------------------------------------------

Baxter International                                                        1.4
--------------------------------------------------------------------------------
America Online                                                              1.4
--------------------------------------------------------------------------------
ACE Limited                                                                 1.3
--------------------------------------------------------------------------------
Viacom                                                                      1.3
--------------------------------------------------------------------------------
Waters                                                                      1.3
--------------------------------------------------------------------------------

Wells Fargo                                                                 1.3
--------------------------------------------------------------------------------
Wal-Mart                                                                    1.3
--------------------------------------------------------------------------------
Philip Morris                                                               1.3
--------------------------------------------------------------------------------
PepsiCo                                                                     1.3
--------------------------------------------------------------------------------
Automatic Data Processing                                                   1.2
--------------------------------------------------------------------------------

Total                                                                      46.7%

Note: Table excludes reserves.


9
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T. ROWE PRICE BLUE CHIP GROWTH FUND - ADVISOR CLASS
--------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES

Listed in descending order of size

6 Months Ended 12/31/00

Ten Largest Purchases
--------------------------------------------------------------------------------
Cisco Systems
--------------------------------------------------------------------------------
Microsoft
--------------------------------------------------------------------------------
EMC
--------------------------------------------------------------------------------
GE
--------------------------------------------------------------------------------
Johnson & Johnson
--------------------------------------------------------------------------------
Analog Devices
--------------------------------------------------------------------------------
Philip Morris
--------------------------------------------------------------------------------
Juniper Networks *
--------------------------------------------------------------------------------
Clear Channel Communications
--------------------------------------------------------------------------------
Disney *
--------------------------------------------------------------------------------

Ten Largest Sales
--------------------------------------------------------------------------------
Tyco International
--------------------------------------------------------------------------------
Intel
--------------------------------------------------------------------------------
Eli Lilly **
--------------------------------------------------------------------------------
WorldCom **
--------------------------------------------------------------------------------
UnitedHealth Group
--------------------------------------------------------------------------------
Firstar
--------------------------------------------------------------------------------
United Technologies
--------------------------------------------------------------------------------
Nextel Communications
--------------------------------------------------------------------------------
Pfizer
--------------------------------------------------------------------------------
Yahoo! **
--------------------------------------------------------------------------------
*     Position added
**    Position eliminated


10
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T. ROWE PRICE BLUE CHIP GROWH FUND - ADVISOR CLASS
--------------------------------------------------------------------------------

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund's Advisor Class over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

BLUE CHIP GROWTH FUND - ADVISOR CLASS

                               [LINEGRAPHIC OMITTED]

TOTAL RETURN
--------------------------------------------------------------------------------
                                                               Since   Inception
Period Ended 12/31/00                                      Inception        Date
--------------------------------------------------------------------------------
Blue Chip Growth Fund - Advisor Class                          -8.15%    3/31/00
--------------------------------------------------------------------------------

Investment return and principal value represent past performance and will vary. Fund may be worth more or less at redemption than at original purchase.


11
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T. ROWE PRICE BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS               For a share outstanding throughout the period
--------------------------------------------------------------------------------

Blue Chip Growth Advisor Class shares
                                                                     3/31/00
                                                                     Through
                                                                    12/31/00

NET ASSET VALUE
Beginning of period                                                 $   38.63
                                                                    ---------

Investment activities
 Net investment income (loss)                                            0.02*
 Net realized and
 unrealized gain (loss)                                                 (3.12)
                                                                    ---------

 Total from
 investment activities                                                  (3.10)
                                                                    ---------

Distributions
 Net realized gain                                                      (1.62)
                                                                    ---------

NET ASSET VALUE
End of period                                                       $   33.91
                                                                    =========

Ratios/Supplemental Data

Total return*                                                           (8.15)%
--------------------------------------------------------------------------------
Ratio of total expenses to
average net assets                                                       0.69%+
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                                                               0.25%+
--------------------------------------------------------------------------------
Portfolio turnover rate                                                  50.9%+
--------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                      $   2,831
--------------------------------------------------------------------------------
* The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. The per-share amounts for the invstment activities of the Advisor Class may be inconsistent with the aggregate amounts presented elsewhere in the financial statements for the fund, due to the partial year of operations for the Advisor Class and the timing of sales and redemptions of shares in relation to fluctuating market values for the investment portfolio.
* Total return reflects the rate that an investor would have earned on an investment in the fund during the period, assuming reinvestment of all distributions.
+     Annualized

The accompanying notes are an integral part of these financial statements.


12
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T. ROWE PRICE BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------
                                                               December 31, 2000

STATEMENT OF NET ASSETS                                  Shares            Value
--------------------------------------------------------------------------------
                                                                    In thousands

COMMON STOCKS 100.0%

FINANCIAL 24.6%

Bank and Trust 6.2%

Bank of New York                                      1,850,000       $  102,097
--------------------------------------------------------------------------------
Chase Manhattan                                         950,000           43,166
--------------------------------------------------------------------------------
Firstar                                                 700,000           16,275
--------------------------------------------------------------------------------
Mellon Financial                                      2,200,000          108,212
--------------------------------------------------------------------------------
State Street                                            665,000           82,600
--------------------------------------------------------------------------------
Wells Fargo                                           1,630,000           90,770
--------------------------------------------------------------------------------
                                                                         443,120
                                                                      ----------

Insurance 3.4%

ACE Limited                                           2,260,000           95,908
--------------------------------------------------------------------------------
American International Group                            425,000           41,889
--------------------------------------------------------------------------------
Hartford Financial Services Group                       262,000           18,504
--------------------------------------------------------------------------------
Marsh & McLennan                                        707,000           82,719
--------------------------------------------------------------------------------
                                                                         239,020
                                                                      ----------

Financial Services 15.0%

American Express                                      1,400,000           76,912
--------------------------------------------------------------------------------
Capital One Financial                                 1,180,000           77,659
--------------------------------------------------------------------------------
Charles Schwab                                          500,000           14,188
--------------------------------------------------------------------------------
Citigroup                                             5,500,000          280,844
--------------------------------------------------------------------------------
Fannie Mae                                            1,850,000          160,487
--------------------------------------------------------------------------------
Freddie Mac                                           3,600,000          247,950
--------------------------------------------------------------------------------
Goldman Sachs Group                                     210,000           22,457
--------------------------------------------------------------------------------
Morgan Stanley Dean Witter                              820,000           64,985
--------------------------------------------------------------------------------
Providian Financial                                   1,390,000           79,925
--------------------------------------------------------------------------------
Stilwell Financial                                    1,060,000           41,804
--------------------------------------------------------------------------------
                                                                       1,067,211
                                                                      ----------
Total Financial                                                        1,749,351
                                                                      ==========

UTILITIES 1.8%

Telephone 1.8%

AT&T Liberty Media (Class A) *                        1,400,000           18,988
--------------------------------------------------------------------------------
Nextel Communications *                                 300,000            7,416
--------------------------------------------------------------------------------
SBC Communications                                      325,000           15,519
--------------------------------------------------------------------------------


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T. ROWE PRICE BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------

                                                         Shares            Value
--------------------------------------------------------------------------------
                                                                    In thousands

Sprint PCS *                                               700,000     $  14,306
--------------------------------------------------------------------------------
Vodafone                                                 1,960,000        70,192
--------------------------------------------------------------------------------
Total Utilities                                                          126,421
                                                                       ---------

CONSUMER NONDURABLES 20.8%

Beverages 2.4%

Coca-Cola                                                1,300,000        79,219
--------------------------------------------------------------------------------
PepsiCo                                                  1,800,000        89,212
--------------------------------------------------------------------------------
                                                                         168,431
                                                                       ---------

Food Processing 0.2%

Quaker Oats                                                130,000        12,659
--------------------------------------------------------------------------------
                                                                          12,659
                                                                       ---------

Hospital Supplies/Hospital Management 1.8%

Allergan                                                   250,000        24,203
--------------------------------------------------------------------------------
Baxter International                                     1,120,000        98,910
--------------------------------------------------------------------------------
Medtronic                                                  150,000         9,056
--------------------------------------------------------------------------------
                                                                         132,169
                                                                       ---------

Pharmaceuticals 12.1%

American Home Products                                   1,630,000       103,587
--------------------------------------------------------------------------------
Amgen *                                                    470,000        30,065
--------------------------------------------------------------------------------
Genentech *                                                610,000        49,715
--------------------------------------------------------------------------------
IDEC Pharmaceuticals *                                     108,000        20,469
--------------------------------------------------------------------------------
Immunex *                                                  300,000        12,197
--------------------------------------------------------------------------------
Johnson & Johnson                                          770,000        80,898
--------------------------------------------------------------------------------
MedImmune *                                                680,000        32,449
--------------------------------------------------------------------------------
Merck                                                      800,000        74,900
--------------------------------------------------------------------------------
Pfizer                                                   6,440,000       296,240
--------------------------------------------------------------------------------
Pharmacia                                                1,360,000        82,960
--------------------------------------------------------------------------------
Schering-Plough                                          1,400,000        79,450
--------------------------------------------------------------------------------
                                                                         862,930
                                                                       ---------

Health Care Services 3.0%

CIGNA                                                      500,000        66,150
--------------------------------------------------------------------------------
UnitedHealth Group                                       1,660,000       101,883
--------------------------------------------------------------------------------
Wellpoint Health Networks *                                380,000        43,795
--------------------------------------------------------------------------------
                                                                         211,828
                                                                       ---------

T. ROWE PRICE BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------

                                                         Shares            Value
--------------------------------------------------------------------------------
                                                                    In thousands

Miscellaneous Consumer Products 1.3%

Philip Morris                                         2,050,000       $   90,200
--------------------------------------------------------------------------------
                                                                          90,200
                                                                      ----------
Total Consumer Nondurables                                             1,478,217
                                                                      ----------

CONSUMER SERVICES 11.0%

General Merchandisers 1.7%

Target                                                1,000,000           32,250
--------------------------------------------------------------------------------
Wal-Mart                                              1,700,000           90,312
--------------------------------------------------------------------------------
                                                                         122,562
                                                                      ----------

Specialty Merchandisers 4.7%

CVS                                                   1,270,000           76,120
--------------------------------------------------------------------------------
Home Depot                                            1,300,000           59,394
--------------------------------------------------------------------------------
Kroger *                                              2,700,000           73,069
--------------------------------------------------------------------------------
Safeway *                                             2,000,000          125,000
--------------------------------------------------------------------------------
                                                                         333,583
                                                                      ----------

Entertainment and Leisure 1.9%

Disney                                                  500,000           14,469
--------------------------------------------------------------------------------
MGM Mirage                                              750,000           21,141
--------------------------------------------------------------------------------
Viacom (Class B) *                                    2,050,000           95,837
--------------------------------------------------------------------------------
                                                                         131,447
                                                                      ----------

Media and Communications 2.7%

Clear Channel Communications *                        1,360,000           65,875
--------------------------------------------------------------------------------
Comcast (Class A Special) *                             920,000           38,381
--------------------------------------------------------------------------------
Crown Castle International *                            550,000           14,902
--------------------------------------------------------------------------------
Infinity Broadcasting (Class A) *                     1,500,000           41,906
--------------------------------------------------------------------------------
McGraw-Hill                                             550,000           32,244
--------------------------------------------------------------------------------
                                                                         193,308
                                                                      ----------
Total Consumer Services                                                  780,900
                                                                      ----------

TECHNOLOGY 17.0%

Electronic Components 6.3%

Altera *                                              1,700,000           44,784
--------------------------------------------------------------------------------
Analog Devices *                                      1,120,000           57,330
--------------------------------------------------------------------------------
EMC *                                                 1,060,000           70,490
--------------------------------------------------------------------------------
Flextronics International *                           2,440,000           69,540
--------------------------------------------------------------------------------

T. ROWE PRICE BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------

                                                         Shares            Value
--------------------------------------------------------------------------------
                                                                    In thousands

Intel                                               1,700,000         $   51,106
--------------------------------------------------------------------------------
LSI Logic *                                           860,000             14,697
--------------------------------------------------------------------------------
Maxim Integrated Products *                           775,000             37,031
--------------------------------------------------------------------------------
QLogic *                                              245,000             18,919
--------------------------------------------------------------------------------
Texas Instruments                                   1,060,000             50,218
--------------------------------------------------------------------------------
Xilinx *                                              820,000             37,976
--------------------------------------------------------------------------------
                                                                         452,091
                                                                      ----------

Electronic Systems 3.6%

Applied Biosystems Group                              340,000             31,981
--------------------------------------------------------------------------------
Applied Materials *                                   950,000             36,278
--------------------------------------------------------------------------------
Hewlett-Packard                                       740,000             23,356
--------------------------------------------------------------------------------
KLA-Tencor *                                          460,000             15,511
--------------------------------------------------------------------------------
Solectron *                                         1,600,000             54,240
--------------------------------------------------------------------------------
Waters *                                            1,100,000             91,850
--------------------------------------------------------------------------------
                                                                         253,216
                                                                      ----------

Information Processing 0.4%

Dell Computer *                                     1,600,000             27,950
--------------------------------------------------------------------------------
                                                                          27,950
                                                                      ----------

Specialized Computer 0.4%

Sun Microsystems *                                  1,150,000             32,020
--------------------------------------------------------------------------------
                                                                          32,020
                                                                      ----------

Telecommunications 6.2%

Cisco Systems *                                     4,640,000            177,480
--------------------------------------------------------------------------------
Corning                                             1,670,000             88,197
--------------------------------------------------------------------------------
JDS Uniphase *                                        200,000              8,325
--------------------------------------------------------------------------------
Nokia ADR                                           1,760,000             76,560
--------------------------------------------------------------------------------
Nortel Networks                                     1,300,000             41,681
--------------------------------------------------------------------------------
QUALCOMM *                                             25,000              2,054
--------------------------------------------------------------------------------
SDL *                                                 235,000             34,861
--------------------------------------------------------------------------------
Tellabs *                                             200,000             11,294
--------------------------------------------------------------------------------
                                                                         440,452
                                                                      ----------

Aerospace and Defense 0.1%

United Technologies                                   100,000              7,862
--------------------------------------------------------------------------------
                                                                           7,862
                                                                      ----------
Total Technology                                                       1,213,591
                                                                      ----------

T. ROWE PRICE BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------

                                                         Shares            Value
--------------------------------------------------------------------------------
                                                                    In thousands

CAPITAL EQUIPMENT 5.2%

Electrical Equipment 4.3%
--------------------------------------------------------------------------------
GE                                                       4,550,000     $ 218,116
--------------------------------------------------------------------------------
Tyco International                                       1,580,000        87,690
--------------------------------------------------------------------------------
                                                                         305,806
                                                                       ---------

Machinery 0.9%

Danaher                                                    920,000        62,905
--------------------------------------------------------------------------------
                                                                          62,905
                                                                       ---------
Total Capital Equipment                                                  368,711
                                                                       ---------

BUSINESS SERVICES AND
TRANSPORTATION 10.9%

Computer Service and Software 9.8%

America Online *                                         2,800,000        97,440
--------------------------------------------------------------------------------
Ariba *                                                    370,000        19,853
--------------------------------------------------------------------------------
Automatic Data Processing                                1,400,000        88,637
--------------------------------------------------------------------------------
First Data                                               1,650,000        86,934
--------------------------------------------------------------------------------
Intuit *                                                   400,000        15,762
--------------------------------------------------------------------------------
Juniper Networks *                                         325,000        40,991
--------------------------------------------------------------------------------
Macromedia *                                               310,000        18,823
--------------------------------------------------------------------------------
Microsoft *                                              3,000,000       130,219
--------------------------------------------------------------------------------
Oracle *                                                 3,650,000       106,078
--------------------------------------------------------------------------------
Peregrine Systems *                                         40,000           789
--------------------------------------------------------------------------------
Siebel Systems *                                           622,000        42,043
--------------------------------------------------------------------------------
VeriSign *                                                 115,000         8,524
--------------------------------------------------------------------------------
VERITAS Software *                                         470,000        41,140
--------------------------------------------------------------------------------
                                                                         697,233
                                                                       ---------

Miscellaneous Business Services 1.1%

Concord EFS *                                              250,000        10,984
--------------------------------------------------------------------------------
Exodus Communications *                                    575,000        11,482
--------------------------------------------------------------------------------
Omnicom Group                                              700,000        58,013
--------------------------------------------------------------------------------
                                                                          80,479
                                                                       ---------
Total Business Services and Transportation                               777,712
                                                                       ---------

T. ROWE PRICE BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------

                                                         Shares            Value
--------------------------------------------------------------------------------
                                                                    In thousands

ENERGY 7.1%

Energy Services 2.0%

Baker Hughes                                            2,500,000    $   103,906
--------------------------------------------------------------------------------
BJ Services *                                             460,000         31,682
--------------------------------------------------------------------------------
Schlumberger                                              115,000          9,193
--------------------------------------------------------------------------------
                                                                         144,781
                                                                     -----------

Integrated Petroleum-Domestic 0.8%

Amerada Hess                                              340,000         24,841
--------------------------------------------------------------------------------
BP Amoco ADR                                              610,000         29,204
--------------------------------------------------------------------------------
                                                                          54,045
                                                                     -----------

Integrated Petroleum-International 3.8%

Chevron                                                 1,015,000         85,704
--------------------------------------------------------------------------------
Exxon Mobil                                             1,420,000        123,451
--------------------------------------------------------------------------------
Royal Dutch Petroleum                                     970,000         58,746
--------------------------------------------------------------------------------
                                                                         267,901
                                                                     -----------

Gas & Gas Transmission 0.5%

El Paso Energy                                            550,000         39,394
--------------------------------------------------------------------------------
                                                                          39,394
                                                                     -----------
Total Energy                                                             506,121
                                                                     -----------


PROCESS INDUSTRIES 0.3%

Paper and Paper Products 0.3%

Kimberly-Clark                                            275,000         19,440
--------------------------------------------------------------------------------

Total Process Industries                                                  19,440
                                                                     -----------

Total Miscellaneous Common Stocks 1.3%                                    96,375
                                                                     -----------

Total Common Stocks (Cost $5,512,431)                                  7,116,839
                                                                     -----------

SHORT-TERM INVESTMENTS 3.4%

Money Market Funds 3.4%
--------------------------------------------------------------------------------
Reserve Investment Fund, 6.69%,# +                    239,452,081        239,452
--------------------------------------------------------------------------------

Total Short-Term Investments (Cost $239,452)                             239,452
                                                                     -----------

T. ROWE PRICE BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------

                                                                           Value
--------------------------------------------------------------------------------
                                                                    In thousands

Total Investments in Securities

103.4% of Net Assets (Cost $5,751,883)                              $ 7,356,291

Other Assets Less Liabilities                                          (240,394)
                                                                    -----------

NET ASSETS                                                          $ 7,115,897
                                                                    ===========

Net Assets Consist of:

Accumulated net realized gain/loss - net of distributions           $   (34,103)

Net unrealized gain (loss)                                            1,604,408

Paid-in-capital applicable to 210,221,086 shares of $0.0001 par
value capital stock outstanding; 1,000,000,000 shares authorized      5,545,592
                                                                    -----------

NET ASSETS                                                          $ 7,115,897
                                                                    ===========

NET ASSET VALUE PER SHARE

Blue Chip Growth shares
($7,113,065,226/210,137,581 shares outstanding)                     $     33.85
                                                                    ===========

Blue Chip Growth Advisor Class shares
($2,831,289/83,505 shares outstanding)                              $     33.91
                                                                    ===========

#     Seven-day yield
+     Affiliated company
*     Non-income producing
ADR   American Depository Receipt

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

In thousands

                                                                           Year
                                                                          Ended
                                                                       12/31/00

Investment Income (Loss)
Income
 Dividend                                                             $  49,671
 Interest (includes $10,345 from affiliated companies)                   10,349
                                                                      ---------
 Total income                                                            60,020
                                                                      ---------
Expenses
 Investment management                                                   45,037
 Shareholder servicing
   Blue Chip Growth shares                                               19,972
   Blue Chip Growth Advisor Class shares                                     --
 Prospectus and shareholder reports
   Blue Chip Growth shares                                                  590
   Blue Chip Growth Advisor Class shares                                     --
 Registration                                                               384
 Custody and accounting                                                     309
 Legal and audit                                                             28
 Directors                                                                   19
 Miscellaneous                                                               43
                                                                      ---------
 Total expenses                                                          66,382
 Expenses paid indirectly                                                   (11)
                                                                      ---------
 Net expenses                                                            66,371
                                                                      ---------
Net investment income (loss)                                             (6,351)
                                                                      ---------

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
 Securities                                                             212,933
 Foreign currency transactions                                             (424)
                                                                      ---------
 Net realized gain (loss)                                               212,509
Change in net unrealized gain or loss on securities                    (441,404)
                                                                      ---------
Net realized and unrealized gain (loss)                                (228,895)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                $(235,246)
                                                                      =========

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                             Year
                                                            Ended
                                                         12/31/00      12/31/99

 Increase (Decrease) in Net Assets
 Operations
  Net investment income (loss)                        $    (6,351)  $     5,440
  Net realized gain (loss)                                212,509       157,750
  Change in net unrealized gain or loss                  (441,404)      902,436
                                                      -------------------------
  Increase (decrease) in net assets from operations      (235,246)    1,065,626
                                                      -------------------------

 Distributions to shareholders
  Net investment income
    Blue Chip Growth shares                                    --        (5,483)
    Blue Chip Growth Advisor Class shares                      --            --
  Net realized gain
    Blue Chip Growth shares                              (334,278)      (60,286)
    Blue Chip Growth Advisor Class shares                    (118)           --
                                                      -------------------------
  Decrease in net assets from distributions              (334,396)      (65,769)
                                                      -------------------------

 Capital share transactions *
  Shares sold
    Blue Chip Growth shares                             2,591,854     2,780,647
    Blue Chip Growth Advisor Class shares                   3,403            --
  Distributions reinvested
    Blue Chip Growth shares                               326,573        64,447
    Blue Chip Growth Advisor Class shares                      13            --
  Shares redeemed
    Blue Chip Growth shares                            (1,944,981)   (1,466,122)
    Blue Chip Growth Advisor Class shares                    (286)           --
                                                      -------------------------
  Increase (decrease) in net assets from
  capital share transactions                              976,576     1,378,972
                                                      -------------------------

 Net Assets

 Increase (decrease) during period                        406,934     2,378,829
 Beginning of period                                    6,708,963     4,330,134
                                                      -------------------------
 End of period                                        $ 7,115,897   $ 6,708,963
                                                      =========================

*Share information
 Shares sold
   Blue Chip Growth shares                                 69,458        86,086
   Blue Chip Growth Advisor Class shares                       92            --
 Distributions reinvested
   Blue Chip Growth shares                                  9,357         1,870
   Blue Chip Growth Advisor Class shares                       --            --
 Shares redeemed
   Blue Chip Growth shares                                (53,270)      (44,881)
   Blue Chip Growth Advisor Class shares                       (8)           --
                                                      -------------------------
 Increase (decrease) in shares outstanding                 25,629        43,075

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------
                                                               December 31, 2000

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

      T. Rowe Price Blue Chip Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth; income is a secondary objective. The fund has two classes of shares--Blue Chip Growth, offered since June 30, 1993, and Blue Chip Growth Advisor Class, first offered on March 31, 2000. Blue Chip Growth Advisor Class sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

      The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

      Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

      Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

      Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

      Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted

T. ROWE PRICE BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------

      by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

      Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

      Class Accounting The Blue Chip Growth Advisor Class pays distribution and administrative expenses, in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets; no such fees were incurred during the period ended December 31, 2000. Shareholder servicing, prospectus, and shareholder report expenses are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions are declared and paid by the fund on an annual basis.

      Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

      Purchases and sales of portfolio securities, other than short-term securities, aggregated $4,497,358,000 and $3,627,722,000, respectively, for the year ended December 31, 2000.

T. ROWE PRICE BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------

NOTE 3 - FEDERAL INCOME TAXES

      No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

      In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 2000. The reclassifications relate primarily to the current net operating loss and to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

      --------------------------------------------------------------------------

      Undistributed net investment income                          $  6,394,000
      Undistributed net realized gain                               (18,187,000)
      Paid-in-capital                                                11,793,000

      At December 31, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $5,751,883,000. Net unrealized gain aggregated $1,604,408,000 at period-end, of which $1,965,675,000 related to appreciated investments and $361,267,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

      The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subisdiary of T. Rowe Price Group (Price Group). The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $3,850,000 was payable at December 31, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.30% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Group (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At, December 31,

T. ROWE PRICE BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------

      2000, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

      The manager has agreed to bear any expenses through December 31, 2001, which would cause Blue Chip Growth Advisor Class's ratio of total expenses to average net assets to exceed 1.05%. Thereafter, through December 31, 2003, Blue Chip Growth Advisor Class is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its ratio of total expenses to average net assets to exceed 1.05%.

      In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $16,395,000 for the year ended December 31, 2000, of which $1,515,000 was payable at period-end.

      Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. Spectrum Growth Fund held approximately 4% of the outstanding shares of Blue Chip Growth shares at December 31, 2000. For the year then ended, the Blue Chip Growth shares were allocated $654,000 of Spectrum expenses, $111,000 of which was payable at period-end.

      The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as

T. ROWE PRICE BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------

      cash management options only to mutual funds and other accounts managed by Price Group, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2000, totaled $10,345,000 and are reflected as interest income in the accompanying Statement of Operations.

      During the year ended December 31, 2000, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $1,211,000 with certain affiliates of the manager and paid commissions of $2,000 related thereto.

T. ROWE PRICE BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Blue Chip Growth Advisor Class Shareholders of T. Rowe Price Blue Chip Growth Fund, Inc.

      In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Blue Chip Growth Fund, Inc. (the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.


      PricewaterhouseCoopers LLP

      Baltimore, Maryland
      January 19, 2001

T. ROWE PRICE BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/00
--------------------------------------------------------------------------------
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o     $14,449,000 from short-term capital gains,

o $338,516,000 from long-term capital gains, subject to the 20% rate gains category.
--------------------------------------------------------------------------------

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES

      By Phone 1-800-225-5132 Available Monday through Friday from 7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.

      In Person Available in T. Rowe Price Investor Centers.

ACCOUNT SERVICES

      Checking Available on most fixed-income funds ($500 minimum).

      Automatic Investing From your bank account or paycheck.

      Automatic Withdrawal Scheduled, automatic redemptions.

      Distribution Options Reinvest all, some, or none of your distributions.

      Automated 24-Hour Services Including Tele*Access(R)and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

BROKERAGE SERVICES*

      Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates. **

INVESTMENT INFORMATION

      Combined Statement Overview of all your accounts with T. Rowe Price.

      Shareholder Reports Fund managers' reviews of their strategies and results.

      T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

      Performance Update Quarterly review of all T. Rowe Price fund results.

      Insights Educational reports on investment strategies and financial markets.

      Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
      Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

      * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
      ** Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

For fund and account information or to conduct transactions, 24 hours, 7 days a week

By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account or obtain information, call:
1-800-638-5660

For the hearing impaired, call: 1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement plan participants:
The appropriate 800 number appears on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

San Francisco Area
1990 North California Boulevard
Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

Invest in Confidence(R)
T.RowePrice [LOGO]

T. Rowe Price Investment Services, Inc., Distributor.          E293-050 12/31/00